              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) January 18, 2005

                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                (State or other jurisdiction of incorporation)

              333-67112-03                            36-6039332
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On January 18, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of December 2004
           for the NAVISTAR FINANCIAL 2002-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  January 27, 2005                  By:/s/ PAUL E. MARTIN
-----------------------                         --------------------------
                                                Paul E. Martin
                                                Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #26, dated January 18, 2005

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                                   EXHIBIT 20

                  Navistar Financial 2002 - B Owner Trust
                      For the Month of December 2004
                   Distribution Date of January 18, 2005
                        Servicer Certificate  #26

Original Pool Amount                                    $476,822,132.57
Subsequent Receivables (transferred 11/19/02)           $141,557,526.95
Subsequent Receivables (transferred 12/18/02)           $111,641,313.30
Subsequent Receivables (transferred 01/30/03)            $94,264,588.13
Subsequent Receivables (transferred 02/18/03)            $25,713,811.37
Beginning Pool Balance                                  $277,105,727.80
Beginning Pool Factor                                         0.3260070

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $14,065,793.99
     Interest Collected                                   $1,757,576.33
     Mandatory Prepayments                                        $0.00
Additional Deposits:

     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                      $196,321.46
Total Additional Deposits                                   $196,321.46

Repos / Chargeoffs                                          $170,262.54
Aggregate Number of Notes Charged Off                               197

Total Available Funds                                    $15,979,022.49

Ending Pool Balance                                     $262,910,340.56
Ending Pool Factor                                            0.3093065
Servicing Fee                                               $230,921.44
Repayment of Servicer Advances                               $40,669.29

Memo Item - Reserve Account
     Prior Month Balance                                 $16,999,987.45
     Trans Base                                                   $0.00
     Trans Low/0%                                                 $0.00
     Invest. Income                                          $28,118.16
     Excess Serv.                                           $730,797.60
     Transfer (to)                                                $0.00
     Collections Acct
     Beginning Balance                                   $17,758,903.21

Reserve Account:
     Beginning Balance  (see Memo Item)                  $17,758,903.21
     Target Percentage                                            5.50%
     Target Balance                                      $14,460,068.73
     Specified Yield Supplement Amount                            $0.00
     Specified Yield Supplement Amount                            $0.00
     Specified Reserve Account Balance                   $14,460,068.73
     Minimum Balance                                     $16,999,987.45
     (Release) / Deposit                                   ($758,915.76)
     Ending Balance                                      $16,999,987.45

Current Weighted Average APR:                                    7.462%

Current Weighted Average Remaining Term (months):                 28.47

Delinquencies                                                   Dollars     Notes
                                                        ----------------  --------
     Installments:                            1 - 30 days  1,883,499.93     1,864
                                              31 - 60 days   602,476.21       524
                                              60+  days      223,987.35       190

     Total:                                                2,709,963.49     1,899

     Balances:                                60+  days    3,258,970.45       190

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Navistar Financial 2002 - B Owner Trust
For the Month of December 2004

                                                                          NOTES
                             TOTAL         CLASS A - 1     CLASS A - 2   CLASS A - 3a(3) CLASS A - 3b     CLASS A - 4  CLASS B NOTES
Original Pool Amount   $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
    Distribution % 1                              0.00%           0.00%          86.00%         10.00%           0.00%         4.00%
    Coupon                                      1.6200%         1.9200%        2.65250%        2.6400%         3.5200%       5.2700%

Beginning Pool Balance $277,105,727.80
Ending Pool Balance    $262,910,340.56

Collected Principal     $14,025,124.70
Collected Interest       $1,757,576.33
Charge - Offs              $170,262.54
Liquidation Proceeds
    /Recoveries            $196,321.46
Swap Payments to/
    (from)Trust            ($18,205.81)
Servicing &
    Administration Fee     $230,921.44
Investment Earnings from
    Pre-Funding                  $0.00
Negative Carry Amount            $0.00
Cash Transfer from
    Pre-Funding Acct.            $0.00
Cash Transfer from
    Reserve Account              $0.00
Total Collections Avail
    for Debt Services   $15,729,895.24

Beginning Balance      $277,105,727.84           $0.00           $0.00  $67,672,592.59  $7,868,906.14 $184,000,000.00 $17,564,229.11

Interest Due 2             $803,710.40           $0.00           $0.00     $169,529.24     $17,311.59     $539,733.33     $77,136.24
Interest Paid              $803,710.40           $0.00           $0.00     $169,529.24     $17,311.59     $539,733.33     $77,136.24
Principal Due           $14,195,387.24           $0.00           $0.00  $12,208,033.03  $1,419,538.72           $0.00    $567,815.49
Mandatory Prepayments
    Class A-1 only               $0.00           $0.00
Principal Paid          $14,195,387.24           $0.00           $0.00  $12,208,033.03  $1,419,538.72           $0.00    $567,815.49

Ending Balance         $262,910,340.60           $0.00           $0.00  $55,464,559.56  $6,449,367.42 $184,000,000.00 $16,996,413.62
Note/Certificate Pool Factor
    (Ending Balance/
         Original Pool Amount)                  0.0000          0.0000          0.2580         0.2580          1.0000         0.4999
Total Distributions     $14,999,097.64           $0.00           $0.00  $12,377,562.27  $1,436,850.31     $539,733.33    $644,951.73

Interest Shortfall               $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
    Total Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00

Excess Servicing
    (see Memo Item-
         Reserve Acct     $730,797.60
    Beginning Reserve
         Acct Bal      $17,758,903.21
    (Release) / Draw     ($758,915.76)
    Ending Reserve
         Acct Bal      $16,999,987.45

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1  and Class A-3a  Interest based on Actual Number of Days. Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3 Interest based on One Month Libor +25 bp.  Class A-2, A-3b,A-4 and Class B
Interest calculated on 30 days.
3) LIBOR was reset on 1/14/05 at 2.48000%.  The Interest Rate on the Class A-3a  Floating Rate Notes for the 2/15/05 Distribution
Date is 2.73000%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

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Memo Item - Advances:
   Servicer Advances - Current Reporting Period  ($40,669.29)
   Total Outstanding Servicer Advances         $5,723,109.45
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Navistar Financial 2002 - B Owner Trust
For the Month of December 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                          5                    4              3              2              1                0
                                       Jul-04               Aug-04         Sep-04          Oct-04         Nov-04          Dec-04

Remaining Gross Balance          $391,661,691.93     $373,595,871.39 $353,810,949.29 $337,549,364.40 $320,289,303.27 $305,740,316.39

A) Loss Trigger:
Principal of Contracts Charged Off   $502,756.30         $208,429.13     $149,780.07     $357,186.63     $104,401.11     $170,262.54
Recoveries                           $484,772.96         $641,713.91     $555,748.77     $321,171.75     $200,657.71     $196,321.46

Total Charged Off (Months 5,4,3)     $860,965.50
Total Recoveries (Months 3,2,1)    $1,077,578.23
                                  --------------
Net Loss/(Recoveries) for 3 Mos     ($216,612.73)(a)

Ttl Balance (Months 5,4,3)     $1,119,068,512.61 (b)

Loss Ratio Annualized [(a/b)*(12)]         -0.2323%

Trigger: Is Ratio > 1.5%                         No

                                                                                          Oct-04            Nov-04          Dec-04
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                    $1,477,157.57    $1,919,592.86   $3,258,970.45
     As % of Remaining Gross Balance                                                       0.43761%         0.59933%        1.06593%
     Three Month Average                                                                   0.53344%         0.53399%        0.70096%

Trigger: Is Average > 2.0%                       No

C)  Noteholders Percent Trigger:            2.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                       No

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